UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2011

SPECIAL OPPORTUNITIES FUND, INC.

(Exact name of registrant as specified in its charter)

Maryland	811-07528	13-3702911
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

615 East Michigan Avenue, Milwaukee, Wisconsin 53202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (414) 765-5088

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On December 13, 2011, Special Opportunities Fund, Inc. (“SPE”), a closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), applied for a declaratory order from the Securities and Exchange Commission stating that implementation of its new proxy voting procedure, as approved by stockholders on December 7, 2011, will not cause SPE to be inviolation of Section 12(d)(1) of the 1940 Act.  The application was submitted pursuant to Section 2(a)(9) of the 1940 Act, or alternatively, pursuant to Section 554(e) of the Administrative Procedure Act of 1946 (the “APA”).

Item 9.01.        Financial Statements and Exhibits.

(c)        Exhibits.

Exhibit 99.1 Application for Declaratory Order dated December 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Special Opportunities Fund Inc.

	By:	/s/ Andrew Dakos
Date: December 14, 2011		Andrew Dakos
President

EXHIBIT INDEX

Exhibit Number and Description

 99.1           Application for Declaratory Order dated December 13, 2011